UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2018
Conn's, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd., Suite 800 The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:  (936) 230-5899
4055 Technology Forest Blvd., Suite 210
The Woodlands, Texas 77381
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
Warehouse Financing of Receivables
On July 9, 2018 (the “Effective Date”), affiliates of Conns, Inc. (the “Company”) entered into an amendment to their receivables warehouse financing transaction (the “Warehouse Transaction”) in connection with the proposed additional funding (the “Additional Funding”) under the variable funding note (the “Note”) previously issued by Conn’s Receivables Warehouse, LLC (the “Warehouse Issuer”), a wholly-owned indirect subsidiary of the Company, in connection with the initial funding of the related warehouse facility (the “Warehouse Facility”) on August 15, 2017. The Additional Funding is expected to be made on July 16, 2018 (the “Transaction Date”), pursuant to the Fourth Omnibus Amendment (the “Fourth Omnibus Amendment”), dated as of the Effective Date, among the Warehouse Issuer, Conn Appliances, Inc., as servicer (in such capacity, the “Servicer”) and as sponsor (in such capacity, the “Sponsor”), Wells Fargo Bank, National Association, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), Credit Suisse AG, New York Branch, as administrative agent (the “Administrative Agent”), Conn’s Receivables Warehouse Trust, as receivables trust (the “Warehouse Trust”), Conn Appliances Receivables Funding, LLC, as depositor (the “Depositor”), Credit Suisse AG, Cayman Islands Branch, as primary note purchaser (the “Primary Note Purchaser”) and Conn Credit I, LP, as original seller, which Fourth Omnibus Amendment further amended (a) the Note Purchase Agreement, dated as of February 24, 2017, as previously amended by the Omnibus Amendment dated as of August 8, 2017, the Second Omnibus Amendment dated as of October 27, 2017 and the Third Omnibus Amendment dated as of February 6, 2018 (collectively, the “Prior Omnibus Amendments”), among the Warehouse Issuer, the Servicer, the Sponsor, the Primary Note Purchaser, the Administrative Agent and the conduits party thereto from time to time (the “Note Purchase Agreement”), (b) the Second Receivables Purchase Agreement, dated as of February 24, 2017, as amended by the Prior Omnibus Amendments, among the Depositor, the Warehouse Issuer and the Warehouse Trust (the “Second Purchase Agreement”), (c) the Indenture, dated as of February 24, 2017, as amended by the Prior Omnibus Amendments, among the Warehouse Issuer, the Servicer, the Indenture Trustee and the Administrative Agent (the “Indenture”), and (d) the Servicing Agreement, dated as of February 24, 2017, as amended by the Prior Omnibus Amendments, among the Warehouse Issuer, the Receivables Trust, the Servicer and the Indenture Trustee (the “Servicing Agreement”).
The Additional Funding represents the third funding under the Note issued under the Note Purchase Agreement. Under the Warehouse Facility, the Warehouse Issuer acquires from time to time certain customer receivable contracts entered into to finance customer purchases of merchandise from the Company’s subsidiaries (“Contracts”) and receivables evidenced thereby (“Receivables”), which Receivables represent the collateral securing the Note. The Fourth Omnibus Amendment will increase the maximum principal amount permitted to be outstanding at one time under the Note from $100,000,000 to $121,060,000. All amounts due under the Note were paid in full on June 15, 2018, and as of the date hereof, the amount outstanding under the Note is $0. The Company expects that the Additional Funding will occur on the Transaction Date, in the amount equal to $121,060,000, with the net proceeds thereof being sufficient to prepay in full the outstanding Class B Notes and the Class C Notes (collectively, the “2017-A Securitization Notes”) issued by Conn’s Receivables 2017-A, LLC (the “2017-A Issuer”), an indirect wholly-owned subsidiary of the Company and a wholly-owned subsidiary of the Depositor, under a securitization transaction entered into on April 19, 2017. The 2017-A Securitization Notes are secured by a portfolio of Receivables (the “2017-A Receivables”) held by Conn’s Receivables 2017-A Trust (the “2017-A Trust”), a wholly owned subsidiary of the 2017-A Issuer. The Company expects that the Note will be secured by the 2017-A Receivables that will be acquired on the Transaction Date by the Depositor from the 2017-A Trust in exchange for consideration consisting of the net proceeds of the Additional Funding.
Upon the prepayment of the 2017-A Securitization Notes on the Transaction Date, the 2017-A Trust will convey the 2017-A Receivables to the Depositor, which, in turn, will convey the 2017-A Receivables to the Warehouse Trust pursuant to the Second Purchase Agreement (as amended by the Fourth Omnibus Amendment). The Warehouse Issuer is the holder of the certificate representing a 100% beneficial interest in the Warehouse Trust (the “Receivables Trust Certificate”). The Depositor is the holder of 100% of the equity interests in the Warehouse Issuer and is an indirect wholly-owned subsidiary of the Company.
The rights of the Warehouse Issuer in, to and under the Receivables Trust Certificate, and of the Warehouse Trust in, to and under the 2017-A Receivables and other related assets, will be pledged to the Indenture Trustee, to secure the Note and other obligations of the Warehouse Issuer under the Warehouse Transaction. The Servicer will be responsible for servicing the Contracts transferred to the Warehouse Trust, as described in more detail below.
The Note was issued by the Warehouse Issuer pursuant to the Indenture and, upon consummation of the Additional Funding, will bear interest at a rate per annum equal to the sum of (i) the applicable Reference Rate (equal to (A) the applicable commercial paper rate or (B) an alternative rate equal to (I) three-month LIBOR plus 1.00%, or (II) in the case of a LIBOR disruption event, the greater of (i) the prime rate and (ii) the federal funds rate plus 0.50%, as applicable, in each case, as more fully described in Schedule II to the Servicing Agreement (as amended by the Fourth Omnibus Amendment) and the Note Purchase Agreement (as amended by the Fourth Omnibus Amendment)) and (ii) prior to the occurrence of an event of default, 2.50%, and, on and after the occurrence of an event of default, 6.00%. The Note will mature on January 15, 2020. The Note will amortize on a “full turbo”

basis, meaning that collections on the Receivables securing the Note will not be permitted to be distributed to the Depositor, as equity owner of the Warehouse Issuer, unless and until all amounts owing in respect of the Note have been paid in full.
Each of the Servicer and the Depositor will have the option to purchase (the “Optional Purchase”) the Contracts, related Receivables and certain other assets of the Warehouse Trust in connection with a securitization, sale or other transaction. The price paid for the Optional Purchase will not be less than an amount sufficient to pay the aggregate unpaid principal of, and accrued and unpaid interest then due on, the Note, plus any fees, expenses and indemnities owing in connection with the Note.
If an event of default were to occur under the Indenture, the Trustee shall, at the direction of noteholders comprising in excess of 50% of the outstanding principal balance of the Note, accelerate the maturity of the Note. Events of default include events such as failure to make required payments on the Note or specified bankruptcy-related events.
The Servicer is responsible for servicing the Receivables transferred to the Receivables Trust pursuant to the Servicing Agreement (as amended by the Fourth Omnibus Amendment). Under the Servicing Agreement (as amended by the Fourth Omnibus Amendment), the Servicer will receive a monthly servicing fee equal to 4.75% (annualized) based on the outstanding balance of the Receivables securing the Note. If the Servicer defaults in its obligations under the Servicing Agreement (as amended by the Fourth Omnibus Amendment), it may, and under certain circumstances will, be terminated and replaced as servicer.
The foregoing description of the Fourth Omnibus Amendment does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Fourth Omnibus Amendment, dated as of July 9, 2018, among Conn’s Receivables Warehouse, LLC, Conn Appliances, Inc., Wells Fargo Bank, National Association, Credit Suisse AG, New York Branch, Conn’s Receivables Warehouse Trust, Conn Appliances Receivables Funding, LLC, Credit Suisse AG, Cayman Islands Branch and Conn Credit I, LP.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.
Date:	July 12, 2018	By:	/s/ Mark L. Prior
		Name:	Mark L. Prior
		Title:	Vice President, General Counsel and Secretary